                                                                   Exhibit 10.23

                            NOTE PURCHASE AGREEMENT
                            -----------------------


     This NOTE PURCHASE AGREEMENT (the "Agreement") is made among NETWORK ACCESS SOLUTIONS CORPORATION, a Delaware corporation (the "Company") and those investors set forth on Exhibit A hereto (each a "Purchaser" and collectively, the "Purchasers"), dated as of March 31, 1999. In consideration of the recitals and the mutual covenants contained herein, the parties hereby agree as follows:

     1.    General. This Agreement sets forth the terms upon which the
           -------
Purchasers will purchase convertible promissory notes in the form attached hereto as Exhibit B (the "Notes") from the Company or invest in the Company, providing for loans to the Company or an investment in the Company in an aggregate amount of $10,000,000.

     2.    Purchase Price and Payment.
           --------------------------

           (a)   The Notes. The Purchasers hereby purchase the Notes in the
                 ---------
aggregate amount of $5,000,000 and in accordance with the allocation set forth on Exhibit A.

           (b)   Subsequent Investment. Subject to the truth and accuracy of the
                 ---------------------
representations and warranties set forth herein and if there are no Events of Default (as defined in the Notes), the Purchasers hereby agree that they will invest in the Company as set forth below upon the earliest to occur of a Third Party Financing (as defined below), an IPO (as defined below), a CO Request (as defined below) or December 31, 1999.

                 (i) A "Third Party Financing" shall mean the sale of at least $10,000,000 in shares of the Company's capital stock by the Company to one or more third party investors, including without limitation, a private equity investment or a sale to a strategic investor (excluding the Purchasers). In an investment in connection with a Third Party Financing, the Purchasers will invest $5,000,000 in the Company (in accordance with the allocation set forth on Exhibit A) by purchasing shares of the class or series of securities issued by the Company in the Third Party Financing at the price per share at which such securities were sold by the Company in such financing.

                 (ii) An "Initial Public Offering" shall mean the closing of the initial public offering of the Company's Common Stock pursuant to a registration statement declared effective by the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), having an aggregate offering price to the public of not less than $25,000,000, based on a pre-money valuation of at least $200,000,000. In an investment in connection with an Initial Public Offering, the Purchasers will invest $5,000,000 in the Company (in accordance with the allocation set forth on Exhibit A) by purchasing shares of the Company's Common Stock at the initial per share price to the public specified in the final prospectus with respect to the Initial Public Offering.

                 (iii) A "CO Request" shall mean the election of the Company at any time after the Company has taken possession of at least 125 Bell Atlantic central offices for the purpose of installing the Company's digital subscriber line access multiplexing equipment. In an investment in connection with a CO Request, the Purchasers will invest $5,000,000 in the Company (in accordance with the allocation set forth on Exhibit A) by purchasing shares of the Company's Common Stock at Fair Market Value (as defined below) as determined by a Qualified Appraiser (as defined below). "Fair Market Value" shall mean the fair market value of a share of the Company's Common Stock as determined on the basis of a sale of 100% of the Company taking into account all relevant factors determinative of value. "Qualified Appraiser" shall mean, at the election of the Holder, (i) Donaldson, Lufkin & Jenrette (ii) Bear, Stearns & Co. Inc. or (iii) Salomon Smith Barney Inc.


                 (iv) In an investment upon December 31, 1999, the Purchasers will invest $5,000,000 in the Company (in accordance with the allocation set forth on Exhibit A) by purchasing shares of the Company's Common Stock at Fair Market Value (as defined above) as determined by a Qualified Appraiser (as defined above).

                 (v) Notwithstanding anything contained herein to the contrary, the Purchasers shall have no obligation to make any subsequent investment pursuant to this Section 2(b) upon and after a Change in Control (as defined below). A "Change of Control" shall mean a sale or transfer of all or substantially all of the property or assets of the Company, the consolidation or merger of the Company with or into one or more companies or another similar transaction in which the Company shall not be the surviving entity.


     3.    Representations and Warranties of the Company.  The Company hereby
           ---------------------------------------------
represents and warrants to the Purchasers that: (i) the Company is a corporation duly organized and validly existing under the laws of the State of Delaware with full corporate power and authority to execute, deliver and perform this Agreement and the Notes; (ii) other than the authorization and issuance of the shares of capital stock upon the investments contemplated by Section 2(b) above and the conversion of the Notes, this Agreement has been duly authorized by all necessary corporate action of the Company and constitute legal, valid and binding obligations of the Company enforceable against it in accordance with its terms; (iii) neither the execution and delivery of this Agreement and the Notes nor the completion of the transactions contemplated hereby or thereby will contravene or violate (a) any provision of the organizational documents of the Company, or (b) any law or order of any court or governmental agency applicable to the Company; and (iv) any consents, approvals, authorizations or filings required on the part of the Company in connection with the transactions contemplated hereby have been obtained.

     4.    Representations and Warranties of the Purchasers. Each of the
           ------------------------------------------------
Purchasers severally and not jointly represents and warrants to, and agrees with, the Company that: (i) this Agreement constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms; (ii) the Note and any shares of the Company's capital stock (such shares, the "New Shares") to be acquired by the Purchasers in connection with the transactions contemplated hereby to be acquired by it will be acquired for investment for its own account, not as a nominee or agent, and not with a view to the distribution thereof; and (iii) such Purchaser acknowledges that the Note and the New Shares have not been registered under the Act.

     5.    Reservation of Shares. The Company agrees to use its best efforts to
           ---------------------
reserve an adequate number of shares of its capital stock for the investments contemplated by Section 2(b) above and for conversion of the Notes, whether or not such securities are currently authorized.

     6.    Miscellaneous.  The representations, warranties and covenants of the
           -------------
Company and the Purchasers contained herein or made pursuant to this Agreement shall survive the execution and delivery hereof and delivery of the Notes. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. This Agreement shall be governed by and construed under the internal laws of the State of Delaware as applied to agreements entered into and to be performed entirely within the State of Delaware. This Agreement, together with the Notes, constitutes the entire agreement of the parties with respect to its subject matter. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Purchasers.

     7.    Legal Fees. The Company shall pay the reasonable and documented legal
           ----------
fees and expenses of one counsel to the Purchasers in connection with the negotiation and documentation of the transactions contemplated hereby, up to a maximum of $7,500.


                           {signatures on next page}

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first written above.


                                   NETWORK ACCESS SOLUTIONS CORPORATION


                                   By:   /s/ Scott Yancey
                                         --------------------------------------
                                   Its:  Chief Financial Officer
                                         --------------------------------------


                                   SPECTRUM EQUITY INVESTORS II, L.P.


                                   By:   Spectrum Equity Associates II, L.P.
                                   Its:  General Partner


                                   By:   /s/ Brion B. Applegate
                                         --------------------------------------
                                   Its:  Managing General Partner
                                         --------------------------------------


                                   FBR TECHNOLOGY VENTURE PARTNERS L.P.


                                   By:   FBR Venture Capital Managers, Inc.
                                   Its:  General Partner


                                   By:   /s/ Hooks K. Johnston
                                         --------------------------------------
                                         Managing Director
                                         --------------------------------------


                                   EXHIBIT A
                                   ---------

-------------------------------------------------------------------------------------------------
        Purchaser                              Initial Investment          Subsequent Investment
-------------------------------------------------------------------------------------------------
Spectrum Equity Investors II, L.P.                  $4,250,000                   $4,250,000

-------------------------------------------------------------------------------------------------
FBR Technology Venture Partners L.P.                  $750,000                     $750,000
-------------------------------------------------------------------------------------------------

                                   EXHIBIT B
                                   ---------

                      Form of Convertible Promissory Note
                      -----------------------------------

                               CONVERTIBLE NOTE
                               ----------------


$[_________]                                                   March [___], 1999


         FOR VALUE RECEIVED, the undersigned, Network Access Solutions Corporation, a Delaware corporationa corporation organized and existing under the laws of the State of Delaware (the "Company"), hereby promises to pay to the order of [______________________] (hereinafter, the "Holder"), at
[________________________], or at such other place or to such other party as the holder of this Note may from time to time designate in writing, the principal sum of [__________________ ($______________)] with simple interest on the principal balance outstanding from time to time at the rate of interest (the "Interest Rate") of 8% per annum. All payments hereunder shall be made in lawful currency of the United States and in immediately available funds. Interest shall be calculated on the basis of the actual number of days elapsed over a 360-day year. This Convertible Note (the "Note") is being issued pursuant to the terms and conditions of that certain Note Purchase Agreement of even date herewith (the "Purchase Agreement").

         1.   Payments.  Unless the entire principal and interest amount of this
              --------
Note has been converted pursuant to the terms set forth in Section 4 below, the entire unpaid amount of this Note, together with all accrued, but unpaid, interest and all other fees, costs, and charges, if any, shall be due and payable on December 31, 1999 (the "Maturity Date"). If any amounts due under this Note are due on a day which is not a business day, then such amounts shall be due on the next following day which is a regular business day.

         2.   Application of Payments.  All payments on account of the
              -----------------------
indebtedness evidenced by this Note prior to the Maturity Date shall be applied first, to any and all costs, expenses, or charges then owed the Holder by the Company pursuant to this Note, second, to accrued and unpaid interest hereunder, and third, to the unpaid principal balance hereof.

         3.   Costs of Collections.  If all sums due under this Note are not
              --------------------
paid, in full, when due, the Company agrees to pay, in addition to the sums due hereunder, all reasonable costs of collection (including reasonable attorneys' fees and expenses), whether or not suit is brought.


         4.   Conversion.
              ----------

              (a) If not converted sooner pursuant to Sections 4(b), 4(c) or 4(d), the entire then-outstanding principal and interest amount hereof shall automatically convert into shares of the Company's capital stock upon a Third Party Financing. A "Third Party Financing" shall mean the sale of at least $10,000,000 in shares of the Company's capital stock by the Company to one or more third party investors, including without limitation, a private equity investment or a sale to a strategic investor (other than the Holder) prior to or on the Maturity Date. Any amount converted pursuant to this Section 4(a),
Section 4(b), Section 4(c) or Section 4(d) shall be referred to herein as the Conversion Amount. Upon a conversion pursuant to this Section 4(a), the Conversion Amount shall be converted into such class or series of securities issued by the Company in the Third Party Financing at the price per share at which such securities were sold by the Company in such financing. In such conversion, the outstanding Conversion Amount shall be converted automatically without any further action by the Holder and whether or not this Note has been tendered to the Company and this Note shall be deemed retired and canceled; provided, that the Company shall not be
                                      --------
obligated to issue to the Holder certificates evidencing the shares of capital stock issuable such conversion unless this Note has been tendered by the Holder to the Company.


           (b) If not converted sooner pursuant to Sections 4(a), 4(c) or 4(d), at the election of the Holder, all or some of the then-outstanding principal and interest amount hereof may be converted into shares of the Company's Common Stock upon the initial public offering of the Company's Common Stock pursuant to a registration statement declared effective by the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), having an aggregate offering price to the public of not less than $25,000,000, based on a pre-money valuation of at least $200,000,000. Upon such conversion, the Conversion Amount shall be converted into such number of shares of the Company's Common Stock as shall be equal to the Conversion Amount divided by the initial per share price to the public specified in the final prospectus with respect to the offering. Before the Holder shall be entitled to convert this Note pursuant to this Section, the Holder shall surrender this Note duly endorsed, at the office of the Company. The Company shall, promptly thereafter, issue and deliver to Holder at the address specified by Holder, or to the nominee or nominees of Holder, a certificate or certificates for the shares of Common Stock to which Holder shall be entitled.

           (c) If not converted sooner pursuant to Sections 4(a), 4(b) or 4(d), all of the then-outstanding principal and interest amount hereof shall be converted into shares of the Company's Common Stock automatically upon a CO Request. A "CO Request" shall mean at the election of the Company at any time after the Company has taken possession of at least 125 Bell Atlantic central offices for the purpose of installing the Company's digital subscriber line access multiplexing equipment. Upon such conversion, the Conversion Amount shall be converted into such number of shares of the Company's Common Stock as shall be equal to the Conversion Amount divided by the Fair Market Value (as defined below) as determined by a Qualified Appraiser (as defined below). "Fair Market Value" shall mean the fair market value of a share of the Company's Common Stock as determined on the basis of a sale of 100% of the Company taking into account all relevant factors determinative of value. "Qualified Appraiser" shall mean, at the election of the Holder, (i) Donaldson, Lufkin & Jenrette, (ii) Bear, Stearns & Co. Inc. or (iii) Salomon Smith Barney Inc. In such conversion, the outstanding Conversion Amount shall be converted automatically without any further action by the Holder and whether or not this Note has been tendered to the Company and this Note shall be deemed retired and canceled; provided, that
                                                                --------
the Company shall not be obligated to issue to the Holder evidencing the shares of capital stock issuable such conversion unless this Note has been tendered by the Holder to the Company.

           (d) If not converted sooner pursuant to Sections 4(a), 4(b) or 4(c), all of the then-outstanding principal and interest amount hereof shall be converted into shares of the Company's Common Stock automatically on December 31, 1999. Upon such conversion, the Conversion Amount shall be converted into such number of shares of the Company's Common Stock as shall be equal to the Conversion Amount divided by the Fair Market Value as determined by a Qualified Appraiser. In such conversion, the outstanding Conversion Amount shall be converted automatically without any further action by the Holder and whether or not this Note has been tendered to the Company and this Note shall be deemed retired and canceled; provided, that the Company shall
                                                --------
not be obligated to issue to the Holder certificates evidencing the shares of capital stock issuable such conversion unless this Note has been tendered by the Holder to the Company.

           (e) No fractional shares of Common Stock shall be issued upon conversion of this Note and the number of shares of Common Stock to be issued shall be rounded up to the nearest whole share.

         5.   Change of Control.  All outstanding principal and interest amounts
              -----------------
due hereunder shall become immediately due and payable without notice or demand upon the occurrence of a Change of Control (as defined below). A "Change of Control" shall mean a sale or transfer of all or substantially all of the property or assets of the Company, the consolidation or merger of the Company with or into one or more companies or another similar transaction in which the Company shall not be the surviving entity.

         6.   Events of Default.  This Note shall, at Holder's option, become
              -----------------
immediately due and payable without notice or demand upon the occurrence of one or more of any of the following events (herein, "Events of Default"): (a) the Company shall fail to pay as and when due the principal and interest due on this Note or any portion thereof, and such failure shall continue for a period of ten days; (b) the Company shall be dissolved, make any assignment for the benefit of creditors or commit any act of bankruptcy; (c) there shall be filed or brought against the Company and either (i) adjudicated adversely to it, or (ii) consented to or acquiesced in by it in any manner, or (iii) not dismissed within 90 days, any petition in bankruptcy or any insolvency, receivership, trusteeship, reorganization, debt adjustment, arrangement, composition, extension, debtor relief, relief, dissolution, liquidation, winding up or any similar proceeding, or any proceeding in which its ability to discharge its obligations as they become due, or its ability or right to continue in business and in possession and management of its property as a going concern under the control of its stockholders, is in issue; or (d) final judgment for the payment of money shall be rendered against the Company and any judgment shall not be discharged or appealed within 90 days with a stay of execution. Upon the occurrence of any Event of Default, and at any time thereafter, Holder shall have all of the rights and remedies provided herein and under applicable law.

         7.   Waivers.  All parties to the transaction evidenced by this Note
              -------
hereby jointly and severally waive all exemption rights, whether under any state constitution, homestead exemption or otherwise, and also severally waive demand, presentment for payment, notice of dishonor, valuation and appraisement and expressly agree that the payment dates hereof may be extended from time to time without in any way affecting the liability of the Company, any guarantor, surety or endorser.

         8.   Assignment.  This Note and the obligations hereunder may not be
              ----------
assigned by either party hereto without the consent of the other party. This Note shall be binding upon the Company and its successors and assigns and shall inure to the benefit of the Holder and its successors and assigns.

         9.   Miscellaneous.  This Note shall be governed by, and construed in
              -------------
accordance with, the laws of the State of Delaware. In the event any one or more of the provisions contained in this Note shall, for any reason, be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision of this Note and this Note shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein. This Note may not be changed orally, but only by an agreement in writing signed by the parties against whom enforcement of any waiver, change, modification or discharge is sought.


         IN WITNESS WHEREOF, the Company has duly executed this Note as of the day and year first above written.


ATTEST:                          COMPANY:


                                 NETWORK ACCESS SOLUTIONS
                                 CORPORATION


                                 By:_______________________(SEAL)
-----------------------------    Name:_____________________
                                 Title:____________________